Operating Leases - Supplemental consolidated balance sheet information (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Operating Leases
Right-of-use assets	$ 7,647	$ 9,736
Operating lease liabilities-current	3,883	3,850
Operating lease liabilities-non-current	3,904	5,292
Total lease liabilities	$ 7,787	$ 9,142
Weighted-average remaining lease term, Operating leases	2 years 1 month 13 days	2 years 8 months 23 days
Weighted-average discount rate, Operating lease	4.75%	4.75%